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                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                           RECEIVABLES SALE AGREEMENT

                  This FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this "Amendment") is entered into as of June 28, 2002, and amends that certain Amended and Restated Receivables Sale Agreement, dated as of July 1, 2001 (such agreement, the "Existing Agreement"), by and between Plexus ABS, Inc., a Nevada corporation ("Buyer") and Plexus Services Corp., a Nevada corporation ("Originator"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Existing Agreement.

                                    RECITALS:


                  WHEREAS, the Buyer and Originator are parties to the Existing Agreement;

                  WHEREAS, the Buyer, Plexus Corp., a Wisconsin corporation, as initial Servicer, the Financial Institutions party thereto, Preferred Receivables Funding Corporation and Bank One, NA (Main Office Chicago), as agent, are entering into the Fourth Amendment to Receivables Purchase Agreement, dated as of the date hereof (the "RPA Amendment"); and

                  WHEREAS, the Buyer and Originator desire to amend certain provisions of the Existing Agreement, subject to the terms and conditions hereof, to, among other things, conform the Existing Agreement with the amendments contemplated by the RPA Amendment, as more fully described herein.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments. Subject to the terms and conditions set forth herein, the Existing Agreement is hereby amended by:

                           (a) adding the following new subsection to the end of
Section 4.2 of the Existing Agreement:


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                           (f) Collections. Originator will not deposit or
         otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box, Plexus Account or Designated Account cash, cash proceeds or other amounts, other than Collections. Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or other account other than a Plexus Account or a Designated Account, as applicable.

                           (b) adding the proviso "; provided that 'Receivable'
shall not include any Excluded Receivable" to the end of the first sentence of the definition of "Receivable" in Exhibit I of the Existing Agreement.

                  Section 2. Conditions to Effectiveness of Amendments. The amendments set forth in Section 1 of this Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                           (a) Amendment. This Amendment shall have been duly
executed and delivered by each of the parties hereto.

                           (b) Officer's Certificate. The Buyer shall have
received a certificate of an authorized officer of Originator in the form set forth as Exhibit A certifying as to matters set forth in Sections 3(a) and (b) of this Amendment.

                           (c) RPA Amendment. All conditions precedent contained
in Section 2 of the RPA Amendment shall have been satisfied and the RPA Amendment shall be in full force and effect.

                  Section 3. Representations and Warranties. The Originator represents and warrants that, as of the date hereof, both before and after giving effect to the amendments set forth in Section 1 of this Amendment:

                           (a) no Termination Event or Potential Termination
Event has occurred and is continuing; and

                           (b) all of the representations and warranties
contained in the Existing Agreement and in the other Transaction Documents are true and correct.

                  Section 4. Miscellaneous.


                                                  FIRST AMENDMENT TO AMENDED AND
                                             RESTATED RECEIVABLES SALE AGREEMENT
                                       2
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                           (a) Effect; Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Existing Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Existing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Sale Agreement," the "Sale Agreement" or the Existing Agreement shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Existing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Originator agrees to
reimburse the Buyer on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Buyer) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) Confirmation of Sale and Grant of Security
Interest. Originator hereby confirms (i) the sale of the Receivables, Related Security and Collections pursuant to Section 1.1 of the Existing Agreement and
(ii) the grant of


                                                  FIRST AMENDMENT TO AMENDED AND
                                             RESTATED RECEIVABLES SALE AGREEMENT
                                       3
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security interest pursuant to Section 1.6 of the Existing Agreement to Buyer in
all of Originator's right, title and interest in, to and under all Receivables, all Collections and Related Security with respect thereto, each Lock-Box, all other rights and payments relating to the Receivables and all proceeds of the foregoing (each capitalized term used in this sentence shall have the respective meanings set forth for such term in the Existing Agreement, as amended hereby).

                           (g) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.








                           (Signature Page Follows)



                                                  FIRST AMENDMENT TO AMENDED AND
                                             RESTATED RECEIVABLES SALE AGREEMENT
                                       4
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first written above.


                            PLEXUS ABS, INC.


                            By:
                               ----------------------------------------------
                            Name:
                                 --------------------------------------------
                            Title:
                                  -------------------------------------------


                            PLEXUS SERVICES CORP.


                            By:
                               ----------------------------------------------
                            Name:
                                 --------------------------------------------
                            Title:
                                  -------------------------------------------


                                                  FIRST AMENDMENT TO AMENDED AND
                                             RESTATED RECEIVABLES SALE AGREEMENT

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                                                                       EXHIBIT A

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus Services
Corp., a Nevada corporation ("Originator"). I execute and deliver this Officer's Certificate, dated as of June 28, 2002, on behalf of Originator pursuant to
Section 2(b) of the First Amendment to Amended and Restated Receivables Sale Agreement (the "Amendment"), dated as of the date hereof, between Originator and Plexus ABS, Inc., a Nevada corporation ("Buyer"), amending certain provisions of that certain Amended and Restated Receivables Sale Agreement, dated as of July 1, 2001 (the "Existing Agreement"), between Originator and Buyer. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of Originator, that to the best of my knowledge after due inquiry, as of the date hereof, both before and after giving effect to the amendments set forth in Section 1 of the Amendment, (a) no Termination Event or Potential Termination Event has occurred and is continuing and (b) the representations and warranties contained in the Existing Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                                            ----------------------------------
                                            Name:
                                            Title:




                                                  FIRST AMENDMENT TO AMENDED AND
                                             RESTATED RECEIVABLES SALE AGREEMENT